Exhibit 99.1

CHARTER COMMUNICATIONS, INC.
RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (this "Agreement") is made and entered into as of April 26, 2005 by and between Charter Communications, Inc., a Delaware corporation (the "Company"), and Robert P. May (the "Grantee"), with reference to the following facts:

    The Grantee is a member of the Board of Directors of the Company and is currently serving as Interim President and Chief Executive Officer of the Company.

    Pursuant to the Company's 2001 Stock Incentive Plan (the "Plan"), the Board of Directors has approved a grant to the Grantee of 100,000 Shares of the Class A Common Stock, par value $.001 per share, of the Company (the "Shares"), with such grant being subject to certain vesting conditions.

    Accordingly, the Company wishes to grant the Shares to the Grantee, and the Grantee wishes to accept such grant, on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Grantee and the Company hereby agree as follows:

  Grant and Terms of Shares.

  1.1 Grant of Shares. The Company hereby grants the Shares to the Grantee under the Plan, subject to the terms and conditions set forth in this Agreement.

  1.2 Vesting. All of the Shares shall become vested on the date upon which Mr. May's interim service as Interim President and Chief Executive Officer of the Company shall end unless the termination of such service shall have been for Cause as defined in the Plan. The unvested Shares shall be held by the transfer agent to the Company, Mellon Investor Services, LLC, ("Mellon"), until the Shares fully vest.

  General Restrictions on Transfer of Shares.

  2.1 No Transfers of Unvested Shares. In no event shall the Grantee Transfer any Shares that are not vested (or any right or interest therein) to any Person in any manner whatsoever. Any purported Transfer of unvested Shares made without fully complying with all of the provisions of this Agreement shall be null and void and without force or effect.

  2.2 Termination of Transfer Restrictions. The restrictions set forth in this Section 2 shall terminate upon the written agreement of the Company and the Grantee. There shall be no restrictions or conditions on the Transfer of vested Shares other than those imposed by Applicable Laws and the terms of Section 5 of this Agreement.

  Grant of Shares Subject to Plan. The grant of Shares under this Agreement shall be subject to all of the terms and provisions of the Plan, except as modified by this Agreement.

  Voting and Distribution Rights. The Grantee shall have the right to vote all Shares, and to receive all distributions and dividends with respect to all Shares, whether or not such Shares have vested.

  Compliance With Applicable Laws. To the extent not heretofore registered under the Securities Act, the Company shall use reasonable efforts to effect and maintain registration of the Shares. The Grantee will do all acts and things, execute, acknowledge and deliver all documents and instruments, and make all representations and warranties that are necessary or appropriate, in the judgment of the Company, for the grant, vesting, holding or Transfer of the Shares to comply with Applicable Laws. Without limiting the generality of the foregoing, the Grantee hereby represents and warrants that:

  (a) He is sufficiently aware of the Company's business affairs and financial condition to reach an informed and knowledgeable decision to acquire the Shares.

  (b) He understands that the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available (such as Rule 144 under the Securities Act). In addition, he understands that the Transfer of the Shares will be restricted unless they are registered or such registration is not required in the opinion of counsel for the Company.

  (c) He understands that at the time he wishes to sell the Shares, there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, he would be precluded from selling the Shares under Rule 144 even if the minimum holding periods had been satisfied.

  Tax Withholding.

  To the extent that the grant or the vesting of the Shares results in taxable income to the Grantee for federal, state or local income tax purposes, the Grantee shall pay to the Company any withholding taxes required by Applicable Laws with respect to such taxable income (in such amounts as determined by the Grantee, but at least equal to the minimum required amounts) through the payment of cash or tender of Shares of the Class A common stock of the Company (which may include a portion of the Shares), as elected by the Grantee. If any Shares are so tendered, the value thereof for purposes of such tender shall be used in determining the applicable income tax.

  Certain Definitions.

  For purposes of this Agreement, the following terms are defined as follows:

  7.1 "Applicable Laws" means the legal requirements relating to the grant, vesting, holding, or Transfer of the Shares, including, without limitation, the requirements of state corporations law, federal and state securities law, federal and state tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted. For all purposes of this Agreement, references to statutes and regulations shall be deemed to include any successor statutes and regulations, to the extent reasonably appropriate as determined by the Company.

  7.2 "Person" shall mean a company, a corporation, an association, a partnership, a limited liability company, an organization, a joint venture, a trust or other legal entity, an individual, a government or political subdivision thereof or a governmental agency.

  7.3 "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules promulgated thereunder.

  7.4 "Transfer" shall mean any sale, transfer, assignment, hypothecation, encumbrance, placement in trust (voting or otherwise) or transfer by operation of law (other than by way of a merger or consolidation of the Company) or other disposition, whether direct or indirect, whether voluntary or involuntary, whether by gift, bequest or otherwise, of Shares. In the case of a hypothecation, the Transfer shall be deemed to occur both at the time of the initial pledge and at any pledgee's sale or a sale by any secured creditor or a retention by the secured creditor of the pledged Shares in complete or partial satisfaction of the indebtedness for which the Shares are security.

  Any capitalized term used in this Agreement which is not otherwise defined shall have the meaning set forth in the Plan.

  General.

  8.1 Governing Law. This Agreement shall be governed by and construed under the laws of the state of Delaware applicable to agreements made and to be performed entirely in Delaware, without regard to the conflicts of law provisions of Delaware or any other jurisdiction.

  8.2 Notices. Any notice required or permitted under this Agreement shall be given in writing by express courier or by postage prepaid, United States registered or certified mail, return receipt requested, to the address set forth below or to such other address for a party as that party may designate by 10 days advance written notice to the other parties. Notice shall be effective upon the earlier of receipt or 3 days after the mailing of such notice.

  If to the Company: Charter Communications, Inc.
  12405 Powerscourt Drive
  St. Louis Missouri 63131
  Attention: General Counsel

  If to the Grantee: Robert P. May
  c/o Charter Communications, Inc.
  12405 Powerscourt Drive
  St. Louis, Missouri 63131

  8.3 Legend. In addition to any other legend which may be required by agreement or Applicable Laws, each share held by Mellon representing unvested Shares shall have endorsed upon its face a legend in substantially the form set forth below:

  THESE SHARES ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, SALE AND HYPOTHECATION AND CERTAIN REPURCHASE RIGHTS. A COMPLETE STATEMENT OF THE TERMS AND CONDITIONS GOVERNING SUCH RESTRICTIONS IS SET FORTH IN AN AGREEMENT, DATED AS OF APRIL 26, 2005, A COPY OF WHICH IS ON FILE AT THE CORPORATION'S PRINCIPAL OFFICE.

  Upon vesting, Mellon shall issue and deliver directly to the Grantee the Vested Shares without a restrictive legend.

  8.4 Community Property. Without prejudice to the actual rights of the spouses as between each other, for all purposes of this Agreement, the Grantee shall be treated as agent and attorney-in-fact for that interest held or claimed by his or her spouse with respect to any Shares and the parties hereto shall act in all matters as if the Grantee was the sole owner of such Shares. This appointment is coupled with an interest and is irrevocable.

  8.5 Modifications. This Agreement may be amended, altered or modified only by a writing signed by each of the parties hereto.

  8.6 Application to Other Stock. In the event any capital stock of the Company or any other corporation shall be distributed on, with respect to, or in exchange for the Unvested Shares as a stock dividend, stock split, reclassification or recapitalization in connection with any merger or reorganization or otherwise, all restrictions, rights and obligations set forth in this Agreement shall apply with respect to such other capital stock to the same extent as they are, or would have been applicable, to the Unvested Shares on or with respect to which such other capital stock was distributed.

  8.7 Additional Documents. Each party agrees to execute any and all further documents and writings, and to perform such other actions, which may be or become reasonably necessary or expedient to be made effective and carry out this Agreement.

  8.8 No Third-Party Benefits. Except as otherwise expressly provided in this Agreement, none of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.

  8.9 Successors and Assigns. Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

  8.10 No Assignment. Except as otherwise provided in this Agreement, the Grantee may not assign any of his, her or its rights under this Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Agreement, but no such assignment shall release the Company of any obligations pursuant to this Agreement.

  8.11 Severability. The validity, legality or enforceability of the remainder of this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect.

  8.12 Equitable Relief. The Grantee acknowledges that, in the event of a threatened or actual breach of any of the provisions of this Agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage. Accordingly, the Grantee agrees that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies they may have at law or under this Agreement.

  8.13 Arbitration.

    8.13.1 General. Any controversy, dispute, or claim between the parties to this Agreement, including any claim arising out of, in connection with, or in relation to the formation, interpretation, performance or breach of this Agreement shall be settled exclusively by arbitration, before a single arbitrator, in accordance with this section 8.13 and the then most applicable rules of the American Arbitration Association. Judgment upon any award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof. Such arbitration shall be administered by the American Arbitration Association. Arbitration shall be the exclusive remedy for determining any such dispute, regardless of its nature. Notwithstanding the foregoing, either party may in an appropriate matter apply to a court for provisional relief, including a temporary restraining order or a preliminary injunction, on the ground that the award to which the applicant may be entitled in arbitration may be rendered ineffectual without provisional relief. Unless mutually agreed by the parties otherwise, any arbitration shall take place in the City of St. Louis, Missouri.

    8.13.2 Selection of Arbitrator. In the event the parties are unable to agree upon an arbitrator, the parties shall select a single arbitrator from a list of nine arbitrators drawn by the parties at random from a list of nine persons (which shall be retired judges or corporate or litigation attorneys experienced in stock options and buy-sell agreements) provided by the office of the American Arbitration Association having jurisdiction over St. Louis, Missouri. If the parties are unable to agree upon an arbitrator from the list so drawn, then the parties shall each strike names alternately from the list, with the first to strike being determined by lot. After each party has used four strikes, the remaining name on the list shall be the arbitrator. If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.

    8.13.3 Applicability of Arbitration; Remedial Authority. This agreement to resolve any disputes by binding arbitration shall extend to claims against any parent, subsidiary or affiliate of each party, and, when acting within such capacity, any officer, director, shareholder, employee or agent of each party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law. In the event of a dispute subject to this paragraph the parties shall be entitled to reasonable discovery subject to the discretion of the arbitrator. The remedial authority of the arbitrator (which shall include the right to grant injunctive or other equitable relief) shall be the same as, but no greater than, would be the remedial power of a court having jurisdiction over the parties and their dispute. The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that he or it would be entitled to summary judgement if the matter had been pursued in court litigation. In the event of a conflict between the applicable rules of the American Arbitration Association and these procedures, the provisions of these procedures shall govern.

    8.13.4 Fees and Costs. Any filing or administrative fees shall be borne initially by the party requesting arbitration. Notwithstanding the foregoing, the prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled, to the extent permitted by law, to reimbursement from the other party for all of the prevailing party's costs (including but not limited to the arbitrator's compensation), expenses, and attorneys' fees.

    8.13.5 Award Final and Binding. The arbitrator shall render an award and written opinion, and the award shall be final and binding upon the parties. If any of the provisions of this paragraph, or of this Agreement, are determined to be unlawful or otherwise unenforceable, in whole or in part, such determination shall not affect the validity of the remainder of this Agreement, and this Agreement shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to insure that the resolution of all conflicts between the parties, including those arising out of statutory claims, shall be resolved by neutral, binding arbitration. If a court should find that the arbitration provisions of this Agreement are not absolutely binding, then the parties intend any arbitration decision and award to be fully admissible in evidence in any subsequent action, given great weight by any finder of fact, and treated as determinative to the maximum extent permitted by law.

  8.14 Headings. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.

  8.15 Number and Gender. Throughout this Agreement, as the context may require, (a) the masculine gender includes the feminine and the neuter gender includes the masculine and the feminine; (b) the singular tense and number includes the plural, and the plural tense and number includes the singular; (c) the past tense includes the present, and the present tense includes the past; (d) references to parties, sections, paragraphs and exhibits mean the parties, sections, paragraphs and exhibits of and to this Agreement; and (e) periods of days, weeks or months mean calendar days, weeks or months.

  8.16 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  8.17 Complete Agreement. This Agreement and the Plan constitute the parties' entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement on July 13, 2005 to be effective as of the date first above written.

The "Company"

CHARTER COMMUNICATIONS, INC., a Delaware corporation

By: /s/ Thomas J. Hearity
Thomas J. Hearity, Senior Vice President

The "Grantee"

Robert P. May

/s/ Robert P. May
Robert P. May, Interim President and CEO

I, Marilyn R. May , the spouse of Grantee, hereby consent to be bound by the terms of the foregoing Agreement, and in particular by the terms of Section 8.4 thereof.

Dated: 7/4/05
/s/Marilyn R. May